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                                                                   EXHIBIT 23-13


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our report dated January 26, 2000 appearing in this Annual Report on Form 10-K of DTE Energy Company and The Detroit Edison Company for the year ended December 31, 1999 in the following registration statements:


           FORM                                   REGISTRATION NUMBER

           DTE ENERGY COMPANY
           Form S-3                               33-57545
           Form S-4                               333-89175
           Form S-8                               333-00023

           THE DETROIT EDISON COMPANY
           Form S-3                               33-53207
           Form S-3                               33-64296
           Form S-3                               333-65765




DELOITTE & TOUCHE LLP

Detroit, Michigan
February 23, 2000